UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 1, 2016

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2016, Tonix Pharmaceuticals Holding Corp. (the “Company”) elected to eliminate the position of Chief Scientific Officer. In connection with the elimination of such position, the employment agreement entered into by and between the Company and Dr. Bruce Daugherty, Ph.D. is being terminated, effective as of December 31, 2016. Effective as of the date of such termination, Dr. Daugherty will resign from his positions as the Company’s Chief Scientific Officer, Controller and Secretary and all positions of the Company’s subsidiaries.

Pursuant to Dr. Daugherty’s Employment Agreement with the Company, dated March 14, 2014, and previously filed with the Securities and Exchange Commission as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed on March 19, 2014, Dr. Daugherty will receive (i) a severance payment equal to his current annual base salary, (ii)  payment of the full cost of health benefits coverage for Dr. Daugherty and his eligible dependents for one year and (iii) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following the effective date of Dr. Daugherty’s termination. Pursuant to his employment agreement, all payments and benefits to Dr. Daugherty thereunder are subject to his compliance with the confidentiality and non-competition provisions thereof and his execution of a general release of claims against the Company.

Item 8.01   Other Events.

On December 7, 2016, the Company will present a poster entitled “The AtEase Study: A Multicenter Randomized Clinical Trial of the Safety and Efficacy of TNX-102 SL in the Treatment of Military-Related PTSD” (the “Poster”), at the 55th Annual Meeting of the American College of Neuropsychopharmacology being held in Hollywood, Florida. The Poster will be presented by Dr. Gregory Sullivan, M.D., Chief Medical Officer of the Company.

The foregoing description of the Poster is qualified in its entirety by reference to the Poster, a copy of which is filed as Exhibit 99.01 to, and is incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits.

99.01	The AtEase Study: A Multicenter Randomized Clinical Trial of the Safety and Efficacy of TNX-102 SL in the Treatment of Military-Related PTSD Poster*

______

* Furnished herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: December 2, 2016	By: /s/ BRADLEY SAENGER
Bradley Saenger
Chief Financial Officer